UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): October 23, 2008
AMERICAN CASINO & ENTERTAINMENT PROPERTIES LLC

(Exact name of registrant as specified in its charter)

Delaware	000-52975	20-0573058

(State of Incorporation)	(Commission	(I.R.S. Employer
	File Number)	Identification No.)
2000 Las Vegas Boulevard South
Las Vegas, NV 89104

(Address of principal executive offices)(Zip code)
(702) 383-5242

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EX-10.01: EMPLOYMENT AGREEMENT WITH ARTHUR KEITH
EX-10.02: EMPLOYMENT AGREEMENT WITH EDWARD W. MARTIN, III
EX-10.03: ECONOMIC PARTICIPATION AGREEMENT
EX-10.04: ECONOMIC PARTICIPATION AGREEMENT

Section 1 — Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement.
     On October 23, 2008, our subsidiary Stratosphere Gaming LLC (the “Company”) entered into an employment agreement with Arthur Keith, the President of Stratosphere Gaming LLC (the “Keith Employment Agreement”). Under the terms of the Keith Employment Agreement, Mr. Keith will receive an annual base salary of $425,000, subject to review on an annual basis for increase under our normal performance review process. Mr. Keith shall be eligible to receive an annual bonus, as may, from time to time, be determined in the sole discretion of the board of the Company. In addition, during the term of employment, Mr. Keith is eligible to receive a second tier bonus, as defined in the Keith Employment Agreement, as may, from time to time, determined in the sole discretion of the Board. Any second tier bonus is subject to vesting over 24 months. Mr. Keith will also be entitled to receive certain healthcare and similar employee welfare benefits comparable to those received by employees of the Company at a similar pay level and/or position. The Keith Employment Agreement is effective as of October 23, 2008 and continues through October 22, 2011.
     According to its terms, the Keith Employment Agreement will terminate on the first of the following events to occur: (1) October 22, 2011; (2) death or disability of Mr. Keith; (3) the discharge of Mr. Keith with or without cause (as defined in the Keith Employment Agreement); or (4) Mr. Keith’s resignation. In the event, Mr. Keith is terminated without cause, Mr. Keith will receive all amounts earned, vested, due, and unpaid as of the termination date, plus a lump sum payment, within fifteen (15) days, equal to one (1) year of base compensation.
     The Keith Employment Agreement further provides that during the term of employment and at all times thereafter, Mr. Keith will hold all confidential information in a fiduciary capacity for benefit of the Company. The Keith Employment Agreement also restricts Mr. Keith from soliciting customers or employees of the Company during his employment and for a period of one year thereafter.
     The Keith Employment Agreement also provides that, for a period of six (6) months following his last day of employment by the Company, Mr. Keith will not, directly or indirectly, as principal, agent, owner, employee, partner, investor, shareholder (other than solely as a holder of not more than 1% of the issued and outstanding shares of any public corporation), consultant, advisor or otherwise howsoever own, operate, carry on or engage in the operation of or have any financial interest in or provide, directly or indirectly, financial assistance to or lend money to or guarantee the debts or obligation of any person carrying on or engaged in the hotel or casino business in or within one hundred (100) miles of the Stratosphere Hotel and Casino.
      The foregoing description of the Keith Employment Agreement is qualified in its entirety by reference to such document, which is filed herewith as Exhibit 10.01 and incorporated herein by reference.
     On October 23, 2008, American Casino and Entertainment Properties LLC entered into an employment agreement with Edward W. Martin III, our Chief Financial Officer (the “Martin Employment Agreement”). Under the terms of the Martin Employment Agreement, Mr. Martin will receive an annual base salary of $300,000, subject to review on an annual basis for increase under our normal performance review process. Mr. Martin shall be eligible to receive an annual bonus, as may, from time to time, be determined in the sole discretion of our board. Mr. Martin will also be entitled to receive certain healthcare and similar employee welfare benefits comparable to those received by our employees at a similar pay level and/or position. The Martin Employment Agreement is effective as of October 23, 2008 and continues through October 22, 2011.
     According to its terms, the Martin Employment Agreement will terminate on the first of the following events to occur: (1) October 22, 2011; (2) death or disability of Mr. Martin; (3) the discharge of Mr. Martin with or without cause (as defined in the Martin Employment Agreement); or (4) Mr. Martin’s resignation. In the event, Mr. Martin is terminated without cause, Mr. Martin will receive all amounts earned, vested, due, and unpaid as of the termination date, plus a lump sum payment, within fifteen (15) days, equal to one (1) year of base compensation.

     The Martin Employment Agreement further provides that during the term of employment and at all times thereafter, Mr. Martin will hold all confidential information in a fiduciary capacity for our benefit. The Martin Employment Agreement also restricts Mr. Martin from soliciting customers or employees of the Company during his employment and for a period of one year thereafter.
     The Martin Employment Agreement also provides that, for a period of six (6) months following his last day of employment by the American Casino and Entertainment Properties LLC, Mr. Martin will not, directly or indirectly, as principal, agent, owner, employee, partner, investor, shareholder (other than solely as a holder of not more than 1% of the issued and outstanding shares of any public corporation), consultant, advisor or otherwise howsoever own, operate, carry on or engage in the operation of or have any financial interest in or provide, directly or indirectly, financial assistance to or lend money to or guarantee the debts or obligation of any person carrying on or engaged in the hotel or casino business in or within one hundred (100) miles of the Stratosphere Hotel and Casino.
     The foregoing description of the Martin Employment Agreement is qualified in its entirety by reference to such document, which is filed herewith as Exhibit 10.02 and incorporated herein by reference.
     Mr. Keith and Mr. Martin also entered into economic participation agreements effective February 20, 2008 with companies affiliated with us, W2007 Finance Sub LLC and Whitehall Parallel Global Real Estate Limited Partnership 2007, (collectively referred to herein as “Whitehall”).
     Under the terms of his economic participation agreement Mr. Keith may receive Incentive Distributions (as defined in the agreement) on the following terms: When and if Whitehall has achieved a 15% Internal Rate of Return (as defined in the agreement) with respect to its investments in W2007/ACEP Holdings LLC, Mr. Keith shall be entitled to a cash payment in the amount of $750,000 to be paid within five business days of notice from Whitehall. In addition to the foregoing, when and if Whitehall has achieved a 20% Internal Rate of Return (as defined in the agreement) with respect to its investments in W2007/ACEP Holdings LLC , then Mr. Keith shall be entitled to (a) a cash payment in the amount of $750,000 to be paid within five business days of notice from Whitehall.
     The foregoing description of Mr. Keith’s economic participation agreement is qualified in its entirety by reference to such document, which is filed herewith as Exhibit 10.03 and incorporated herein by reference.
     Under the terms of his economic participation agreement Mr. Martin may receive Incentive Distributions on the following terms: When and if Whitehall has achieved a 15% Internal Rate of Return (as defined in the agreement) with respect to its investments in W2007/ACEP Holdings LLC , then Mr. Martin shall be entitled to a cash payment in the amount of $1,000,000 to be paid within five business days of notice from Whitehall. In addition to the foregoing, when and if Whitehall has achieved a 20% Internal Rate of Return (as defined in the agreement) with respect to its investments in W2007/ACEP Holdings LLC , then Mr. Martin shall be entitled to (b) a cash payment in the amount of $1,500,000 to be paid within five business days of notice from Whitehall.
     The foregoing description of Mr. Martin’s economic participation agreement is qualified in its entirety by reference to such document, which is filed herewith as Exhibit 10.04 and incorporated herein by reference.
Section 5 — Corporate Governance and Management
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.
The disclosure under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

10.01	Employment Agreement, dated as of October 23, 2008, between Stratosphere Gaming LLC and Arthur Keith.

10.02	Employment Agreement dated as of October 23, 2008, between American Casino and Entertainment Properties LLC and Edward W. Martin, III.

10.03	Economic Participation Agreement, dated as of October 23, 2008, between W2007 Finance Sub LLC, Whitehall Parallel Global Real Estate Limited Partnership 2007 and Arthur Keith.

10.04	Economic Participation Agreement, dated as of October 23, 2008, between W2007 Finance Sub LLC, Whitehall Parallel Global Real Estate Limited Partnership 2007 and Edward W. Martin, III.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN CASINO & ENTERTAINMENT PROPERTIES LLC (Registrant)
By:	/s/ Frank V. Riolo
Frank V. Riolo
President
Date: October 30, 2008